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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                       33-0846191
   -----------------------                            -------------------
   (State of Incorporation                              (IRS Employer
       or Organization)                               Identification No.)


           1396 Deere Street
         Santa Ana, California                                92705
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-86449

Securities to be registered pursuant to Section 12(b) of the Act:

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The information included under the heading "Description of Capital Stock" in the preliminary prospectus of the Registrant, which is part of the Registration Statement on Form S-1 of Registrant, Registration No. 333-86449, filed with the Securities and Exchange Commission on September 2, 1999 and amended on October 12, 1999 and November 1, 1999, is incorporated by reference herein.

Item 2.  Exhibits

                                                                                              FORM S-1 EXHIBIT
                                    EXHIBIT DESCRIPTION                                            NUMBER
                                    -------------------                                       ----------------
Amended and Restated Certificate of Incorporation of the Registrant, as in effect.                    3.1*

Form of Amended and Restated Certificate of Incorporation of the Registrant, to be                    3.2*
filed prior to the closing of the offering made under the Registration Statement.

Amended and Restated Bylaws of the Registrant, as in effect.                                          3.3*

-----------------------
* Incorporated by reference herein to the Registration Statement on Form S-1 of Registrant, Registration No. 333-86449, filed with the Securities and Exchange Commission on September 2, 1999 and amended on October 12, 1999 and November 1, 1999.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               COLLECTORS UNIVERSE, INC.


                                               By:  /s/ LOUIS M. CRAIN
                                                    ----------------------------
                                                    LOUIS M. CRAIN
                                                    Chief Executive Officer


                                               Dated: November 1, 1999


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